Exhibit 99.1
Altisource Asset Management Corporation Reports Key Ruling in
Blackrock and PIMCO Litigation
Court Permits AAMC’s Claims to Proceed

CHRISTIANSTED, U.S. Virgin Islands--(BUSINESS WIRE)—Dec. 6, 2023-- Altisource Asset Management Corporation (“AAMC” or the “Company”) (NYSE American: AAMC) reports a key development in its litigation seeking damages from Blackrock and PIMCO pending in the Superior Court of the U.S. Virgin Islands. On December 4, 2023, the trial judge ruled that six of the seven named Defendants are subject to the court’s jurisdiction and that all of the Company’s statutory and tort claims against those defendants are permitted to proceed. In so doing, the trial judge endorsed the 132-page Recommendation previously issued by the Staff Master assigned to review the pending motions in the case.

“We are pleased with this pivotal development in the prosecution of our damage claims against these Blackrock and PIMCO defendants,” said AAMC Chairman Ricardo Byrd. “We look forward to moving the litigation process forward toward trial.” A status conference before the Staff Master is set for January 12, 2024.

About AAMC
AAMC acquires, originates and manages mortgage loans, mortgage-backed securities and equity investments in underserved markets. Additional information is available at www.altisourceamc.com.
AAMC works to employ capital light operating strategies that have historically been implemented across a variety of industry sectors ranging from REIT management and title insurance and reinsurance to private loan acquisition, origination and disposition. AAMC is committed to an investment philosophy of opportunistic deployment of capital in new ventures that we believe will be accretive to shareholder value. We are likewise committed, as a matter of core corporate values, to exemplary environmental, social and governance principles.
Forward-looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections, anticipations, and assumptions with respect to, among other things, the Company’s financial results, margins, employee costs, future operations, business plans including its ability to sell loans and obtain funding, and investment strategies as well as industry and market conditions. These statements may be identified by words such as “anticipate,” “intend,” “expect,” “may,” “could,” “should,” “would,” “plan,” “estimate,” “target,” “seek,” “believe,” and other expressions or words of similar meaning. We caution that forward-looking statements are qualified by the existence of certain risks and uncertainties that could cause actual results and events to differ materially from what is contemplated by the forward-looking statements. Factors that could cause our actual results to differ materially from these forward-looking statements may include, without limitation, our ability to develop our businesses, and to make them successful or sustain the performance of any such businesses; our ability to purchase, originate, and sell loans, our ability to obtain funding, market and industry conditions, particularly with respect to industry margins for loan products we may purchase, originate, or sell as well as the current inflationary economic and market conditions and rising interest rate environment; our ability to hire employees and the hiring of such employees; developments in the litigation regarding our redemption obligations under the Certificate of Designations of our Series A Convertible Preferred Stock; and other risks and uncertainties detailed in the “Risk Factors” and other sections described from time to time in the Company’s current

Exhibit 99.1
and future filings with the Securities and Exchange Commission. The foregoing list of factors should not be construed as exhaustive.
The statements made in this press release are current as of the date of this press release only. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, whether as a result of new information, future events or otherwise.
Contacts
Charles Frischer
T: +1-813-474-9047
E: charles.frischer@altisourceamc.com